PRICING SUPPLEMENT NO. 5 DATED OCTOBER 31, 1995
            (To Prospectus dated March 24, 1995 File No.: 33-57671)
                      Filed Pursuant to: Rule 424 (b) (3)





                                $250,000,000.00

                                 COMDISCO, INC.

                               Medium-Term Notes
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                      October 31, 1995

Maturity Date:                      October 31, 1997

Principal Amount:                   $5,000,000.00

Price to Public:                    100%

Initial Interest Rate:              6.05%

Interest Payment Dates:             March 1 and September 1

Form:                              __X__ Book Entry           _____ Certificated

Optional Redemption Date:          N/A

Optional Repayment Date:           N/A

Agent's Discount or Commission:    $12,500.00

Cusip Number:                      20033R DH 9